Exhibit 2

                                Power of Attorney

      The undersigned hereby makes, constitutes and appoints each of Robert K. Semel and Herbert Barry (each, an "Attorney"), with full power of substitution, the true and lawful attorney in fact for the undersigned, in the undersigned's name, place and stead and on the undersigned's behalf, to complete, execute and file with the United States Securities and Exchange Commission (the "Commission"), a statement on Schedule 13D with respect to the securities of Uniflex, Inc., a Delaware corporation, and any and all amendments thereto pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, and any other forms, certificates, documents or instruments (including a Joint Filing Agreement) that either Attorney deems necessary or appropriate in order to enable the undersigned to comply with the requirements of said Section 13(d) and said rules and regulations.

      This Power of Attorney shall remain in effect for a period of two years from the date hereof or until such earlier date as a written revocation thereof is filed with the Commission.

Dated: March 5, 1999


                  /s/ Warner J. Heuman
                  ---------------------------
                  Warner J. Heuman

                  /s/ Elaine B. Heuman
                  ---------------------------
                  Elaine B. Heuman

                  /s/ Erich K. Vetter
                  ---------------------------
                  Erich K. Vetter

                  /s/ Elliot L. Berger
                  ---------------------------
                  Elliot L. Berger

                  /s/ Lee B. Cantor
                  ---------------------------
                  Lee B. Cantor

                  /s/ Melissa H. Cantor
                  ---------------------------
                  Melissa H. Cantor

                  /s/ Hy L. Brownstein
                  ---------------------------
                  Hy L. Brownstein

                  /s/ Judith R. Brownstein
                  ---------------------------
                  Judith R. Brownstein

                  /s/ Neil S. Sklar
                  ---------------------------
                  Neil S. Sklar